SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      October 10, 1996


     NEW ENGLAND LIFE PENSION PROPERTIES; A REAL ESTATE LIMITED PARTNERSHIP
          (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
          (State or Other Jurisdiction of Incorporation)


     0-11884                            04-2774875
(Commission File Number)      (IRS Employer Identification No.)


399 Boylston Street, Boston, MA                        02116
(Address of principal executive offices)               (Zip Code)

                    (617) 578-1200
Registrant's Telephone Number, Including Area Code


                         Not Applicable
     (Former Name or Former Address, if Changed Since Last Report)




Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On October 10, 1996, New England Life Pension Properties; A Real Estate Limited Partnership sold all of its interest in a property located at 150 East Ponce De Leon Avenue, Decatur, Georgia to the ground lessee/borrower, for gross proceeds of $6,559,140. The terms of the sale were determined by arms-length negotiation between the buyer and Copley Real Estate Advisors, Inc., on behalf of the seller.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     None


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 22, 1996       NEW ENGLAND LIFE PENSION PROPERTIES;
                              A REAL ESTATE LIMITED PARTNERSHIP
                              (Registrant)



                         By:    Copley Properties Company, Inc.,
                                Managing General Partner


                         By:    Wesley M. Gardiner, Jr.
                                ---------------------------
                         Name:  Wesley M. Gardiner, Jr.
                         Title: Vice President